                                                                    EXHIBIT 99.1

                     OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


Debtor Name:              Edison Brothers Stores, Inc. et al.

Case Number:              99-529 (MFW) through 99-536 (MFW)

          For the month of May 1999 (Fiscal Month Ending May 29, 1999)
                           -------------------------------------------


--------------------------------------------------------------------------------
                                             Document    Previously  Explanation
         Required Documents                  Attached     Submitted    Attached
--------------------------------------------------------------------------------



1.   Income Statement.                       (  X   )     (      )     (      )

2.   Balance Sheet.                          (  X   )     (      )     (      )

3.   Statement of Cash Receipts              (  X   )     (      )     (   X  )
     and Disbursements.

4.   Statement of Aged Receivables.          (      )     (      )     (   X  )

5.   Statement of Aged Payables.             (  X   )     (      )     (   X  )

6.   Statement of Operations, Taxes,         (      )     (      )     (   X  )
     Insurance and Personnel.

7.   Tax Receipts.                           (      )     (      )     (   X  )

8.   Other documents/reports as              (  X   )     (      )     (      )
     required by the U.S. Trustee:
     Summary of Cash Disbursements by Category
     Taxes Payable Rollfoward

The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By: /s/ John F. Burtelow                              Dated:     6/25/,  1999
   ----------------------------------------------             -----------
   John F. Burtelow
   Executive Vice President, Chief Adminstrative
   Officer and Chief Financial Officer
   -----------------------------------
   Title of Debtor Representative

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT


The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT


Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - Unaudited
(Dollars in millions)

ASSETS                                                                 May 29, 1999           March 8, 1999
------------------------------------------------------------           ------------           -------------
Current Assets
  Cash and cash equivalents                                             $      56.9           $       13.0
  Merchandise inventories                                                      54.5                  155.7
  Prepaid expenses                                                             10.2                    2.8
  Other current assets                                                          2.2                    4.7
------------------------------------------------------------           ------------           -------------
                  TOTAL CURRENT ASSETS                                        123.8                  176.2
Assets Held for Senior-Note Interest Escrow                                     8.2                    8.2
Property and Equipment, net                                                    87.4                  109.4
Intangible Assets, net                                                          1.5                    1.8
Reorganization Value in Excess of Identifiable Assets, net                     24.5                   25.2
Prepaid Pension Expense                                                        17.3                   18.1
Other Assets                                                                    4.0                    4.2
------------------------------------------------------------           ------------           -------------
                  TOTAL ASSETS                                          $     266.7           $      343.1
============================================================           ============           =============
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Current Liabilities
  Short-term borrowings                                                 $       0.1           $       51.1
  Accounts payable                                                             15.5                   48.2
  Payroll and vacations                                                         6.1                    6.9
  Other taxes                                                                   4.2                   13.0
  Other current liabilities                                                    10.4                   22.8
------------------------------------------------------------           ------------           -------------
                  TOTAL CURRENT LIABILITIES                                    36.3                  142.0

Liabilities Subject to Compromise                                             174.4                  126.9
Postretirement and Other Employee Benefits                                     39.6                   44.5
Other Liabilities                                                               2.7                    3.9
Common Stockholders' Equity
  Common stock                                                                  0.1                    0.1
  Capital in excess of par value                                              130.5                  130.5
  Common stock warrants                                                         7.0                    7.0
  Accumulated deficit                                                        (122.3)                (110.2)
  Foreign currency translation adjustment                                      (1.6)                  (1.6)
------------------------------------------------------------           ------------           -------------
              TOTAL COMMON STOCKHOLDERS' EQUITY                                13.7                   25.8
------------------------------------------------------------           ------------           -------------
                  TOTAL LIABILITIES AND EQUITY                          $     266.7           $      343.1
============================================================           ============           =============

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(Dollars in millions, except per share data)

                                                              4 Weeks Ended      11.8 Weeks Ended
                                                              May 29, 1999         May 29, 1999
=================================================             =============      ================
NET SALES                                                     $       69.6        $         179.4
-------------------------------------------------             ------------       ----------------
Cost of goods sold, occupancy,
  and buying expenses                                                 49.6                  128.2
Store operating and administrative expenses                           18.3                   47.1
Depreciation and amortization                                          2.5                    7.4
Interest expense, net                                                 (0.2)                   0.5
Other                                                                  5.9                    8.4
-------------------------------------------------             ------------       ----------------
TOTAL EXPENSES                                                        76.1                  191.6
-------------------------------------------------             ------------       ----------------
LOSS BEFORE INCOME TAXES                                              (6.5)                 (12.2)
Income tax provision                                                  (0.1)                   0.0
-------------------------------------------------             ------------       ----------------
NET INCOME (LOSS)                                             $       (6.4)       $         (12.2)
=================================================             =============      ================

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(Dollars in millions)


                                                                         4 Weeks Ended      11.8 Weeks Ended
                                                                         May 29, 1999         May 29, 1999
=============================================================            ==============     =================
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                               $       (6.4)      $         (12.2)
    Adjustments to reconcile net loss to net cash
      provided by (used in) operating activities:
        Depreciation and amortization                                             2.4                   7.4
        Loss on disposal of property and equipment                               12.3                  13.5
        Working capital changes                                                  69.2                  94.4
        Other                                                                    (0.3)                 (0.7)
    Activity in connection with the Chapter 11 proceedings,
      noncash portion                                                           (11.5)                 (9.3)
-------------------------------------------------------------            --------------     -----------------
  Total Operating Activities                                                     65.7                  93.1
-------------------------------------------------------------            --------------     -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                                           (0.1)                  1.6
  Other                                                                           0.1                   0.1
-------------------------------------------------------------            --------------     -----------------
  Total Investing Activities                                                     (0.0)                  1.7
-------------------------------------------------------------            --------------     -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease in short-term borrowings                                             (21.9)                (51.0)
  Other                                                                           0.1                   0.1
-------------------------------------------------------------            --------------     -----------------
  Total Financing Activities                                                    (21.8)                (50.9)
-------------------------------------------------------------            --------------     -----------------
Effect of exchange rate changes on cash                                          ----                  ----
-------------------------------------------------------------            --------------     -----------------
CASH PROVIDED (USED)                                                             43.9                  43.9
Beginning cash and cash equivalents                                              13.0                  13.0
-------------------------------------------------------------            --------------     -----------------
ENDING CASH AND CASH EQUIVALENTS                                         $       56.9       $          56.9
=============================================================            ==============     =================

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

                      EDISON BROTHERS STORES, INC. ET AL.
                         CASE NO. 99-529 THROUGH 99-536
                          SUMMARY OF CASH DISBURSMENTS
                       FOR THE MONTH ENDING MAY 29, 1999


                                   ------------------------ First Union  ---------------------------
                                   Accounts Payable Payments via:
                                   ------------------------------     Foreign Mercandise   All Other Wires    Cashier's Checks
                                          Checks            ACHs            Wires         and ACH Payments     From Mercantile
                                          ------            ----            -----         ----------------     ---------------

Rent                                     11,545,319.55
Freight                                     241,493.88    455,061.23                            176,276.97                0.00
Merchandise                               2,104,460.17    159,439.27          962,316.98
Utilities & Services                      1,694,045.36                                                                    0.00
Bankurptcy Related                                0.00
Payroll                                   4,967,447.58                                        3,392,251.26                0.00
Payroll Taxes                                35,130.83                                        3,544,820.86                0.00
General Taxes                               648,121.12                                        2,676,005.35
Customes Brokers                                                                              1,158,844.13                0.00
Other                                     1,984,037.02    371,652.01                          1,881,153.99            1,086.63

Total Disbursments                       23,220,055.51    986,152.51          962,316.98     12,829,352.56            1,086.63



Reconciliation back to
Statement of Cash Receipts &
Disbursments:
Delete Total from above                 (23,220,055.51)
Add back in Payroll Clearings             4,967,447.58
Add back all other check clearing        17,254,002.58


Total Disbursments                       22,221,450.16    986,152.51          962,316.98     12,829,352.56            1,086.63
                                                                     Total First Union =     36,999,272.21
Total Disbursments Per Summary                                                               36,999,272.21            1,086.63
Difference                                                                                            0.00                0.00



                                    Nova Scotia       Congress            Total
                                    -----------       --------            -----
Rent                                                                    11,545,319.55
Freight                                                                    872,832.08
Merchandise                                           3,308,259.17       6,534,475.59
Utilities & Services                                                     1,694,045.36
Bankurptcy Related                                            0.00               0.00
Payroll                                168,128.69                        8,527,827.53
Payroll Taxes                                                            3,579,951.69
General Taxes                                                            3,324,126.47
Customes Brokers                                                         1,158,844.13
Other                                  231,791.63       197,204.89       4,666,926.17

Total Disbursments                     399,920.32     3,505,464.06      41,904,348.57



Reconciliation back to
Statement of Cash Receipts &
Disbursments:
Delete Total from above                                                (23,220,055.51)
Add back in Payroll Clearings                                            4,967,447.58
Add back all other check clearing                                       17,254,002.58


Total Disbursments                     399,920.32     3,505,464.06      40,905,743.22

Total Disbursments Per Summary         399,920.32     3,505,464.06      40,905,743.22
Difference                                   0.00             0.00               0.00

                 STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
   FROM:       05/02/99
   THROUGH:    05/29/99

Bank Transactions...

------------------------------------------------------------------------------------------------------------------------------------
                                      FIRST UNION      MERCANTILE
                                       INVESTORS     NATIONAL BANK                     FEDERATED      BANK OF
                                     NATIONAL BANK    OF ST. LOUIS  MERRILL LYNCH      INVESTORS     NOVA SCOTIA
                                         (A)              (B)            (C)              (D)           (E)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE          $151,857.41     $83,436.49            $0.00            $0.00   $264,882.11      $500,176.01
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)              36,868,752.00     (33,693.96)   11,099,933.83    27,488,250.00    648,172.92   $76,071,414.79
------------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD           (36,999,272.21)     (1,086.63)            0.00             0.00   (399,920.32) ($37,400,279.16)
------------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE              $21,337.20     $48,655.90   $11,099,933.83   $27,488,250.00   $513,134.71   $39,171,311.64
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
                                   CONGRESS FINANCIAL
                                    REVOLVING CREDIT
                                        LINE (F)          NET POSITION
-------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE       ($21,993,845.22)     ($21,493,669.21)
-------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)               25,489,411.71      $101,560,826.50
-------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD             (3,505,464.06)     ($40,905,743.22)
-------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE               ($9,897.57)      $39,161,414.07
-------------------------------------------------------------------------

(1) Includes transfers between accounts which net to zero.


                                      BALANCES PER GENERAL LEDGER...
                                      ----------------------------------------------------------------------------------------------
                                      Non-store depository accounts                                                 $   717,850.46
                                      ----------------------------------------------------------------------------------------------
                                      Store depository accounts, cash in transit, and petty cash in stores            6,868,273.93
                                      ----------------------------------------------------------------------------------------------
                                      Credit card receivables                                                         4,670,624.50
                                      ----------------------------------------------------------------------------------------------
                                      Investments                                                                    44,622,608.50
                                      ----------------------------------------------------------------------------------------------
                                      Total                                                                         $56,879,357.39
                                      ----------------------------------------------------------------------------------------------


                                                                         -----------------------------------------------------
----------------------------------------------------------               (d)  Prime Value Obligations Fund #853
(a)  201 South College Street, Charlotte, NC 28288                            PO Box 8602, Boston, MA 02266-8602
     Account Number 2014201943442                                             Account Numbers 4486001 and 4500673
----------------------------------------------------------               -----------------------------------------------------

----------------------------------------------------------               -----------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166                          (e)  44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 1001014677                                                Account Number 80002  2237-19
----------------------------------------------------------               -----------------------------------------------------

----------------------------------------------------------               -----------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166                  (f)  1133 Avenue of the Americas, New York, NY 10036
     Account Number 70M-07J96                                                 Loan Numbers 4639, 4659, 4661 and 4683
----------------------------------------------------------               -----------------------------------------------------

                                                                       EXHIBIT 7

                     OFFICE OF THE U.S. TRUSTEE - REGION 3

                          STATEMENET OF AGED PAYABLES

                       For the Month Ending: May 29, 1999
                                             --------------------

Debtor Name:        Edison Brothers Stores, Inc. et al.

Case Number:        99-529 (MFW) through 99-536 (MFW)


-----------------------------------------------------------------------------------------------------------------
 Account                                       Total      Current        Past Due       Past Due     Past Due
 Name                         Description      Due        (0-30 days)    (31-60)        (61-90)      (91 & Over)
-----------------------------------------------------------------------------------------------------------------
 A/P Domestic Merchandise     Mdse. Invento    $  0.5        0.5
 A/P Foreign Merchandise      Mdse. Invento       2.5        2.5
 A/P Expense                  Misc Expenses      12.5       12.5




 TOTALS                                        $ 15.5       15.5             -             -              -

NOTE: PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                        $     -
                                                                        -------
 2.    NEW ACCOUNTS THIS MONTH                                             15.5
                                                                        -------
 3.    BALANCE (ADD LINES 1 AND 2)                                         15.5
                                                                        -------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                     -
                                                                        -------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                    $  15.5
                                                                        -------

Debtor Name: Edison Brothers Stores, Inc.                       Date:   06/30/00
Case No.: 99-529 (MFW)


================================================================================
                                05/01/99                               05/29/99
                                 Ending      Accrued/     Payments/     Ending
                                 Balance     Withheld     Deposits      Balance
                                ================================================

PAYROLL TAXES WITHHELD:

Federal/FICA                            0    3,027,082    3,027,082           0
State                                   0      324,664      324,664           0
Local/Occup W/H                         0       51,189       51,189           0


UNEMPLOYMENT TAX:

Federal                                 0       37,123       37,123           0
State                                   0      104,763      104,763           0

SDI                               (10,600)       2,391            0      (8,209)

SALES & LOCAL USE TAXES: *      3,026,817    3,904,976    3,142,545   3,789,248

PROPERTY TAXES:                         0            0            0           0

REAL ESTATE TAXES: **                   0            0            0           0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
** Corporate properties only.